Exhibit 10.2

EXECUTION COPY

CREDENCE SYSTEMS CORPORATION

3.50% Convertible Senior Subordinated Notes Due May 15, 2010

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of December 20, 2006 by and among Credence Systems Corporation, a Delaware corporation (the “Company”), and the initial purchasers of the Company’s Notes (as defined below) named in Exhibit A hereto (each, an “Initial Purchaser” and, collectively, the “Initial Purchasers”), pursuant to those certain Exchange and Purchase Agreements, each dated as of December 15, 2006 between the Company and each of the Initial Purchasers (each, an “Exchange Agreement” and, collectively, the “Exchange Agreements”). In order to induce each Initial Purchaser to enter into an Exchange Agreement, the Company has agreed to provide the registration rights set forth in this Agreement. The execution of this Agreement is a condition to the closing under each Exchange Agreement.

1. Certain Definitions.

For purposes of this Registration Rights Agreement, the following terms shall have the following meanings:

(a) “Additional Amounts” has the meaning assigned thereto in Section 2(d).

(b) “Additional Amounts Payment Date” has the meaning assigned thereto in Section 2(d).

(c) “Affiliate” shall have the meaning specified in Rule 405 under the Securities Act and the terms “controlling” and “controlled” shall have meanings correlative thereto.

(d) “Agreement” has the meaning specified in the first paragraph of this Agreement.

(e) “Applicable Conversion Price” means, as of any date of determination, $1,000 divided by the Conversion Rate in effect as of such date of determination.

(f) “Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in The City of New York are authorized or obligated by law or executive order to close.

(g) “Closing Date” means the date on which the Notes are initially issued.

(h) “Commission” means the Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

(i) “Company” has the meaning specified in the first paragraph of this Agreement.

(j) “Conversion Rate” shall have the meaning assigned such term in the Indenture.

(k) “Deferral Notice” has the meaning assigned thereto in Section 3(b).

(l) “Deferral Period” has the meaning assigned thereto in Section 3(b).

(m) “Effective Period” has the meaning assigned thereto in Section 2(a).

(n) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(o) “Exchange Agreements” has the meaning specified in the first paragraph of this Agreement.

(p) “Holder” means each holder, from time to time, of Registrable Securities (including the Initial Purchasers).

(q) “Indenture” means the Indenture dated as of December 20, 2006 between the Company and The Bank of New York Trust Company, N.A., as Trustee, pursuant to which the Notes are being issued.

(r) “Initial Placements” means the initial placement of the Securities pursuant to the terms of the Exchange Agreement.

(s) “Initial Purchasers” has the meaning specified in the first paragraph of this Agreement.

(t) “Losses” has the meaning assigned thereto in Section 6(d).

(u) “Material Event” has the meaning assigned thereto in Section 3(a)(iv).

(v) “Majority Holders” shall mean, on any date, holders of the majority of the Shares constituting Registrable Securities; for the purposes of this definition, Holders of Notes constituting Registrable Securities shall be deemed to be the Holders of the number of Shares into which such Notes are or would be convertible as of such date.

(w) “NASD” shall mean the National Association of Securities Dealers, Inc.

(x) “NASD Rules” shall mean the Conduct Rules and the By-Laws of the NASD.

(y) “Notes” means the 3.50% Convertible Subordinated Notes Due May 15, 2010, to be issued under the Indenture and sold by the Company to the Initial Purchasers.

(z) “Notice Holder” means, on any date, any Holder that has delivered a Selling Securityholder Questionnaire to the Company on or prior to such date.

(aa) “Person” means a corporation, association, partnership, organization, business, individual, government or political subdivision thereof or governmental agency.

(bb) “Prospectus” means the prospectus included in any Shelf Registration Statement, as amended or supplemented by any amendment or prospectus supplement, including post-effective amendments, and all materials incorporated by reference or explicitly deemed to be incorporated by reference in such Prospectus.

(cc) “Registrable Securities” means the Securities; provided, however, that such Securities shall cease to be Registrable Securities when (i) in the circumstances contemplated by Section 2(a), a registration statement registering such Securities under the Securities Act has been declared or becomes effective and such Securities have been sold or otherwise transferred by the Holder thereof pursuant to such effective registration statement; (ii) such Securities are sold pursuant to Rule 144 under circumstances in which any legend borne by such Securities relating to restrictions on transferability thereof, under the Securities Act or otherwise, is removed or such Securities are eligible to be sold pursuant to Rule 144(k) or any successor provision; or (iii) such Securities shall cease to be outstanding (including, in the case of the Notes, upon conversion into Shares).

(dd) “Registration Default” has the meaning assigned thereto in Section 2(d).

(ee) “Registration Expenses” has the meaning assigned thereto in Section 5.

(ff) “Rule 144,” “Rule 405” and “Rule 415” means, in each case, such rule as promulgated under the Securities Act.

(gg) “Securities” means, collectively, the Notes and the Shares.

(hh) “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

(ii) “Selling Securityholder Questionnaire” means the form of Selling Securityholder Questionnaire attached as Exhibit B hereto.

(jj) “Shares” means the shares of common stock of the Company, par value $0.001 per share, into which the Notes are convertible or that have been issued upon any conversion from Notes into common stock of the Company.

(kk) “Shelf Registration Statement” means the shelf registration statement referred to in Section 2(a), as amended or supplemented by any amendment or supplement, including post-effective amendments, and all materials incorporated by reference or explicitly deemed to be incorporated by reference in such Shelf Registration Statement.

(ll) “Trust Indenture Act” means the Trust Indenture Act of 1939, or any successor thereto, and the rules, regulations and forms promulgated thereunder, all as the same shall be amended from time to time.

(mm) “Trustee” shall have the meaning assigned such term in the Indenture.

Unless the context otherwise requires, any reference herein to a “Section” or “clause” refers to a Section or clause, as the case may be, of this Agreement, and the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision. Unless the context otherwise requires, any reference to a statute, rule or regulation refers to the same (including any successor statute, rule or regulation thereto) as it may be amended from time to time.

2. Registration Under the Securities Act.

(a) The Company agrees to file under the Securities Act as promptly as practicable but in any event within 30 days after the Closing Date a Shelf Registration Statement providing for the registration of, and the sale on a continuous or delayed basis by the Holders of, all of the Registrable Securities, pursuant to Rule 415 or any similar rule that may be adopted by the Commission. The Company agrees to use its reasonable best efforts to cause the Shelf Registration Statement to become or be declared effective within 90 days after the Closing Date and to keep such Shelf Registration Statement continuously effective until the earliest of (i) the second anniversary of the Closing Date or, (ii) the date on which all Notes and Shares may be sold by non-affiliates of the Company pursuant to paragraph (k) of Rule 144 (or any successor provision) promulgated under the Securities Act, and (iii) such time as there are no longer any Registrable Securities outstanding (the “Effective Period”). None of the Company’s securityholders (other than Holders of Registrable Securities) shall have the right to include any of the Company’s securities in the Shelf Registration Statement.

(b) The Company further agrees that it shall cause the Shelf Registration Statement and the related Prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement or such amendment or supplement, (i) to comply in all material respects with the applicable requirements of the Securities Act; and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading, and the Company agrees to furnish to the Holders of the Registrable Securities copies of any supplement or amendment prior to its being used or promptly following its filing with the Commission. If the Shelf Registration Statement, as amended or supplemented from time to time, ceases to be effective for any reason at any time during the Effective Period (other than because all Registrable Securities registered thereunder shall have been sold pursuant thereto or shall have otherwise ceased to be Registrable Securities), the Company shall use its reasonable best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof.

(c) Each Holder of Registrable Securities agrees that if such Holder wishes to sell Registrable Securities pursuant to the Shelf Registration Statement and related Prospectus, it will do so only in accordance with this Section 2(c) and Section 3(b). Each Holder of Registrable Securities wishing to sell Registrable Securities pursuant to the Shelf Registration Statement and related Prospectus agrees to deliver a Selling Securityholder Questionnaire to the Company at least ten (10) days prior to any intended distribution of Registrable Securities under the Shelf Registration Statement. From and after the date the Shelf Registration Statement is declared effective, the Company shall, as promptly as is practicable after the date a Selling Securityholder Questionnaire is delivered, and in any event within ten (10) days after such date, (i) if required by applicable law, file with the Commission a post-effective amendment to the Shelf Registration Statement or prepare and, if required by applicable law, file a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that the Holder delivering such Selling Securityholder Questionnaire is named as a selling security holder in the Shelf Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of the Registrable Securities in accordance with applicable law and, if the Company shall file a post-effective amendment to the Shelf Registration Statement, use its reasonable efforts to cause such post-effective amendment to be declared effective under the Securities Act as promptly as is practicable; (ii) provide such Holder copies of any documents filed pursuant to Section 2(c)(i); and (iii) notify such Holder as promptly as practicable after the effectiveness under the Securities Act of any post-effective amendment filed pursuant to Section 2(c)(i); provided that if such Selling Securityholder Questionnaire is delivered during a Deferral Period, the Company shall so inform the Holder delivering such Selling Securityholder Questionnaire and shall take the actions set forth in clauses (i), (ii) and (iii) above upon expiration of the Deferral Period in accordance with Section 3(b). Notwithstanding anything contained herein to the contrary, the Company shall be under no obligation to name any Holder that is not a Notice Holder as a selling securityholder in any Shelf Registration Statement or related Prospectus; provided, however, that any Holder that becomes a Notice Holder pursuant to the provisions of this Section 2(c) (whether or not such Holder was a Notice Holder at the time the Shelf Registration Statement was declared effective) shall be named as a selling securityholder in the Shelf Registration Statement or related Prospectus in accordance with the requirements of this Section 2(c).

(d) If any of the following events (any such event a “Registration Default”) shall occur, then liquidated damages (the “Additional Amounts”) shall become payable to Holders in respect of the Notes as follows:

(i) if the Shelf Registration Statement is not filed with the Commission within 30 days following the Closing Date, then commencing on the 31st day after the Closing Date, Additional Amounts shall accrue on the principal amount of the outstanding Notes that are Registrable Securities at a rate of 0.25% per annum for the first 90 days following such 31st day and at a rate of 0.50% per annum thereafter; or

(ii) if the Shelf Registration Statement is not declared effective by the Commission within 90 days following the Closing Date, then commencing on the 91st day after the Closing Date, Additional Amounts shall accrue on the principal amount of the outstanding Notes that are Registrable Securities at a rate of 0.25% per annum for the first 90 days following such 91st day and at a rate of 0.50% per annum thereafter; or

(iii) if the Company has failed to perform its obligations set forth in Section 2(c) hereof within the time periods required therein, provided that the failure of the Company is not due to the failure of a Holder of Registrable Securities to perform its obligations set forth in Section 2(c) hereof within the time periods specified therein, then commencing on the first day after the date by which the Company was required to perform such obligations, Additional Amounts shall accrue on the principal amount of the outstanding Notes that are Registrable Securities and at a rate of 0.25% per annum for the first 90 days and at a rate of 0.50% per annum thereafter;

(iv) if the Shelf Registration Statement has been declared effective but such Shelf Registration Statement ceases to be effective at any time during the Effective Period (other than pursuant to Section 3(b) hereof), then commencing on the day such Shelf Registration Statement ceases to be effective, Additional Amounts shall accrue on the principal amount of the outstanding Notes that are Registrable Securities at a rate of 0.25% per annum for the first 90 days following such date on which the Shelf Registration Statement ceases to be effective and at a rate of 0.50% per annum thereafter; or

(v) if the aggregate duration of Deferral Periods in any period exceeds the number of days permitted in respect of such period pursuant to Section 3(b) hereof, then commencing on the day the aggregate duration of Deferral Periods in any period exceeds the number of days permitted in respect of such period (and again on the first day of any subsequent Deferral Period during such period),

Additional Amounts shall accrue on the principal amount of the outstanding Notes that are Registrable Securities at a rate of 0.25% per annum for the first 90 days and at a rate of 0.50% per annum thereafter;

provided, however, that the Additional Amounts rate on the Notes shall not exceed in the aggregate 0.50% per annum and shall not be payable under more than one clause above for any given period of time, except that if Additional Amounts would be payable under more than one clause above, but at a rate of 0.25% per annum under one clause and at a rate of 0.50% per annum under the other, then the Additional Amounts rate shall be the higher rate of 0.50% per annum; provided further, however, that (1) upon the filing of the Shelf Registration Statement (in the case of clause (i) above), (2) upon the effectiveness of the Shelf Registration Statement (in the case of clause (ii) above), (3) upon the Company’s performing its obligations set forth in Section 2(c) hereof within the time periods required therein (in the case of clause (iii) above), (4) upon the effectiveness of the Shelf Registration Statement which had ceased to remain effective (in the case of clause (iv) above), (5) upon the termination of the Deferral Period that caused the limit on the aggregate duration of Deferral Periods in a period set forth in Section 3(b) to be exceeded (in the case of clause (v) above) or (6) upon the termination of certain transfer restrictions on the Securities as a result of the application of Rule 144(k) or any successor provision, Additional Amounts on the Notes as a result of such clause, as the case may be, shall cease to accrue.

Additional Amounts on the Notes, if any, will be payable in cash on May 15 and November 15 of each year (the “Additional Amounts Payment Date”) to holders of record of outstanding Registrable Securities on each of the next preceding May 1 and November 1. Following the cure of all Registration Defaults requiring the payment of Additional Amounts by the Company to the Holders of Registrable Securities pursuant to this Section, the accrual of Additional Amounts will cease (without in any way limiting the effect of any subsequent Registration Default requiring the payment of Additional Amounts by the Company).

If a Holder has converted some or all of its Notes into Common Stock, the Holder will not be entitled to receive any Additional Amounts with respect to such Common Stock or the principal amount of the Notes that have been so converted. In addition, in no event will Additional Amounts be payable in connection with a Registration Default relating to a failure to register the Common Stock deliverable upon conversion of the Notes. For the avoidance of doubt, if the Company fails to register both the Notes and the Common Stock deliverable upon conversion of the Notes, then Additional Amounts will be payable solely in connection with the Registration Default relating to the failure to register of the Notes.

The Trustee shall be entitled, on behalf of Holders of Securities, to seek any available remedy for the enforcement of this Agreement, including for the payment of any Additional Amounts. Notwithstanding the foregoing, the parties agree that the sole monetary damages payable for a violation of the terms of this Agreement with respect to which liquidated damages are expressly provided shall be as set forth in this Section 2(d). Nothing shall preclude a Notice Holder or Holder of Registrable Securities from pursuing or obtaining specific performance or other equitable relief with respect to this Agreement.

3. Registration Procedures.

The following provisions shall apply to the Shelf Registration Statement filed pursuant to Section 2:

(a) The Company shall:

(i) prepare and file with the Commission a registration statement with respect to the shelf registration on any form which may be utilized by the Company and which shall permit the disposition of the Registrable Securities in accordance with the intended method or methods thereof, as specified in writing by the Holders of the Registrable Securities, and use its reasonable efforts to cause such registration statement to become effective in accordance with Section 2(a) above;

(ii) before filing any Shelf Registration Statement or Prospectus or any amendments or supplements thereto with the Commission, furnish to the Initial Purchasers copies of all such documents proposed to be filed with the Commission;

(iii) use its reasonable efforts to prepare and file with the Commission such amendments and post-effective amendments to the Shelf Registration Statement and file with the Commission any other required document as may be necessary to keep such Shelf Registration Statement continuously effective until the expiration of the Effective Period; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and comply with the provisions of the Securities Act applicable to it with respect to the disposition of all Securities covered by such Shelf Registration Statement during the Effective Period in accordance with the intended methods of disposition by the sellers thereof set forth in such Shelf Registration Statement as so amended or such Prospectus as so supplemented;

(iv) promptly notify the Notice Holders of Registrable Securities (A) when such Shelf Registration Statement or the Prospectus included therein or any amendment or supplement to the Prospectus or post-effective amendment has been filed with the Commission, and, with respect to such Shelf Registration Statement or any post-effective amendment, when the same has become effective, (B) of any request, following the effectiveness of the Shelf Registration Statement, by the Commission or any other Federal or state governmental authority for amendments or supplements to the Shelf Registration Statement or related Prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such Shelf Registration Statement or the initiation or written threat of any proceedings for that purpose, (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or written threat of any proceeding for such purpose, (E) of the occurrence of (but not the nature of or details concerning) any event or the existence of any fact (a “Material Event”) as a result of which any Shelf Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or any Prospectus shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided, however, that no notice by the Company shall be required pursuant to this clause (E) in the event that the Company either promptly files a Prospectus supplement to update the Prospectus or a Form 8-K or other appropriate Exchange Act report that is incorporated by reference into the Shelf Registration Statement, which, in either case, contains the requisite information with respect to such Material Event that results in such Shelf Registration Statement no longer containing any untrue statement of material fact or omitting to state a material fact necessary to make the statements contained therein not misleading), (F) of the determination by the Company that a post-effective amendment to the Shelf Registration Statement will be filed with the Commission, which notice may, at the discretion of the Company (or as required pursuant to Section 3(b)), state that it constitutes a Deferral Notice, in which event the provisions of Section 3(b) shall apply or (G) at any time when a Prospectus is required to be delivered under the Securities Act, that the Shelf Registration Statement, Prospectus, Prospectus amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder;

(v) prior to any public offering of the Registrable Securities pursuant to the Shelf Registration Statement, use reasonable efforts to register or qualify or cooperate with the Notice Holders in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Notice Holder reasonably requests in writing (which request may be included in the Selling Securityholder Questionnaire); prior to any public offering of the Registrable Securities pursuant to the Shelf Registration Statement, use its reasonable efforts to keep each such registration or qualification (or exemption therefrom) effective during the Effective Period in connection with such Notice Holder’s offer and sale of Registrable Securities pursuant to such registration or qualification (or exemption therefrom) and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities in the manner set forth in the Shelf Registration Statement and the related Prospectus; provided, that the Company will not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Agreement or (ii) take any action that would subject it to general service of process in suits or to taxation in any such jurisdiction where it is not then so subject;

(vi) use its reasonable best efforts to prevent the issuance of, and if issued, to obtain the withdrawal of any order suspending the effectiveness of the Shelf Registration Statement or any post-effective amendment thereto, and to lift any suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction in which they have been qualified for sale, in each case at the earliest practicable date;

(vii) upon reasonable notice, for a reasonable period prior to the filing of the Shelf Registration Statement, and throughout the Effective Period, make available at reasonable times at the Company’s principal place of business or such other reasonable place for inspection by a representative appointed by the Notice Holders in connection with an underwritten offering (or any underwriter, placement agent or counsel acting on their behalf), who shall certify to the Company that they have a current intention to sell their Registrable Securities pursuant to the Shelf Registration Statement, such financial and other information and books and records of the Company, and cause the officers, directors, employees and independent certified public accountants of the Company to respond to such inquiries, as shall be reasonably necessary, in the judgment of the counsel to such Notice Holders, to conduct a reasonable “due diligence” investigation; provided, however, that each such representative appointed by the Notice Holders in connection with an underwritten offering shall be required to maintain in confidence and not to disclose to any other Person any information or records reasonably designated by the Company in writing as being confidential, until such time as (A) such information becomes a matter of public record (whether by virtue of its inclusion in the Shelf Registration Statement or otherwise) or (B) such Person shall be required so to disclose such information pursuant to a subpoena or order of any court or other governmental agency or body having jurisdiction over the matter (subject to the requirements of such order, and only after such Person shall have given the Company prompt prior written notice of such requirement and the opportunity to contest the same or seek an appropriate protective order);

(viii) if reasonably requested by any Initial Purchaser or any Notice Holder, promptly incorporate in a Prospectus supplement or post-effective amendment to the Shelf Registration Statement such information as such Initial Purchaser or such Notice Holder shall, on the basis of a written opinion of nationally-recognized counsel experienced in such matters, determine to be required to be included therein by applicable law and make any required filings of such Prospectus supplement or such post-effective amendment; provided, that the Company shall not be required to take any actions under this Section 3(a)(viii) that are not, in the reasonable opinion of counsel for the Company, in compliance with applicable law;

(ix) promptly furnish to each Notice Holder and the Initial Purchasers, upon their request and without charge, at least one (1) conformed copy of the Shelf Registration Statement and any amendments thereto, including financial statements but excluding schedules, all documents incorporated or deemed to be incorporated therein by reference and all exhibits (unless requested in writing to the Company by such Notice Holder or the Initial Purchasers, as the case may be); and

(x) during the Effective Period, deliver to each Notice Holder in connection with any sale of Registrable Securities pursuant to the Shelf Registration Statement, without charge, as many copies of the Prospectus relating to such Registrable Securities (including each preliminary prospectus) and any amendment or supplement thereto as such Notice Holder may reasonably request; and the Company hereby consents (except during such periods that a Deferral Notice is outstanding and has not been revoked) to the use of such Prospectus or each amendment or supplement thereto by each Notice Holder in connection with any offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto in the manner set forth therein.

(b) Upon (A) the issuance by the Commission of a stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of proceedings with respect to the Shelf Registration Statement under Section 8(d) or 8(e) of the Securities Act, (B) the occurrence of any event or the existence of any Material Event as a result of which the Shelf Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or any Prospectus shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (C) the occurrence or existence of any corporate development that, in the discretion of the Company, makes it appropriate to suspend the availability of the Shelf Registration Statement and the related Prospectus, the Company will (i) in the case of clause (B) above, subject to the third sentence of this provision, as promptly as practicable prepare and file a post-effective amendment to such Shelf Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required document that would be incorporated by reference into such Shelf Registration Statement and Prospectus so that such Shelf Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and such Prospectus does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, and, in the case of a post-effective amendment to the Shelf Registration Statement, subject to the third sentence of this provision, use reasonable efforts to cause it to be declared effective as promptly as is practicable, and (ii) give notice to the Notice Holders that the availability of the Shelf Registration Statement is suspended (a “Deferral Notice”). Upon receipt of any Deferral Notice, each Notice Holder agrees not to sell any Registrable Securities pursuant to the Shelf Registration Statement until such Notice Holder’s receipt of copies of the supplemented or amended Prospectus provided for in clause (i) above, or until it is advised in writing by the Company that the Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. The Company will use commercially reasonable efforts to ensure that the use of the Prospectus may be resumed (x) in the case of clause (A) above, as promptly as practicable, (y) in the case of clause (B) above, as soon as, in the sole judgment of the Company, public disclosure of such Material Event would not be prejudicial to or contrary to the interests of the Company or, if necessary to avoid unreasonable burden or expense, as soon as practicable thereafter and (z) in the case of clause (C) above, as soon as, in the discretion of the Company, such suspension is no longer appropriate; provided that the period during which the availability of the Shelf Registration Statement and any Prospectus is suspended (the “Deferral Period”), without the Company incurring any obligation to pay liquidated damages pursuant to Section 2(d), shall not exceed forty-five (45) days in the aggregate in any fiscal quarter, sixty (60) consecutive days in any 12-month period or ninety (90) days in the aggregate in any 12-month period.

(c) Each Holder of Registrable Securities agrees that upon receipt of any Deferral Notice from the Company, such Holder shall forthwith discontinue (and cause any placement or sales agent or underwriters acting on their behalf to discontinue) the disposition of Registrable Securities pursuant to the registration statement applicable to such Registrable Securities until such Holder (i) shall have received copies of such amended or supplemented Prospectus and, if so directed by the Company, such Holder shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, then in such Holder’s possession of the Prospectus covering such Registrable Securities at the time of receipt of such notice or (ii) shall have received notice from the Company that the disposition of Registrable Securities pursuant to the Shelf Registration may continue.

(d) The Company may require each Holder of Registrable Securities as to which any registration pursuant to Section 2(a) is being effected to furnish to the Company such information regarding such Holder and such Holder’s intended method of distribution of such Registrable Securities as the Company may from time to time reasonably request in writing, but only to the extent that such information is required in order to comply with the Securities Act. Each such Holder agrees to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by such Holder to the Company or of the occurrence of any event in either case as a result of which any Prospectus relating to such registration contains or would contain an untrue statement of a material fact regarding such Holder or such Holder’s intended method of disposition of such Registrable Securities or omits to state any material fact regarding such Holder or such Holder’s intended method of disposition of such Registrable Securities required to be stated therein or necessary to make the statements therein not misleading, and promptly to furnish to the Company any additional information required to correct and update any previously furnished information or required so that such Prospectus shall not contain, with respect to such Holder or the disposition of such Registrable Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(e) The Company shall comply with all applicable rules and regulations of the Commission and make generally available to its securityholders earning statements (which need not be audited) satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) commencing on the first day of the first fiscal quarter of the Company commencing after the effective date of the Shelf Registration Statement, which statements shall cover said 12-month periods.

(f) The Company shall provide a CUSIP number for all Registrable Securities covered by the Shelf Registration Statement not later than the effective date of such Shelf Registration Statement and provide the Trustee for the Notes and the transfer agent for the Shares with printed certificates for the Registrable Securities that are in a form eligible for deposit with The Depository Trust Company.

(g) The Company shall use its reasonable efforts to provide such information as is required for any filings required to be made with the National Association of Securities Dealers, Inc.

(h) Until the expiration of two years after the Closing Date, the Company will not, and will not permit any of its “affiliates” (as defined in Rule 144) to, resell any of the Securities that have been reacquired by any of them except pursuant to an effective registration statement under the Securities Act.

(i) The Company shall cause the Indenture to be qualified under the Trust Indenture Act in a timely manner.

(j) The Company shall enter into such customary agreements and take all such other necessary and lawful actions in connection therewith (including those requested by the Majority Holders of the Registrable Securities being sold) in order to expedite or facilitate disposition of such Registrable Securities.

4. Holder’s Obligations.

Each Holder agrees, by acquisition of the Registrable Securities, that no Holder of Registrable Securities shall be entitled to sell any of such Registrable Securities pursuant to the Shelf Registration Statement or to receive a Prospectus relating thereto, unless such Holder has furnished the Company with a Selling Securityholder Questionnaire as required pursuant to Section 2(c) hereof (including the information required to be included in such Selling Securityholder Questionnaire) and the information set forth in the next sentence. Each Notice Holder agrees promptly to furnish to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Notice Holder not misleading and any other information regarding such Notice Holder and the distribution of such Registrable Securities as may be required to be disclosed in the Shelf Registration Statement under applicable law or pursuant to Commission comments. Each Holder further agrees not to sell any Registrable Securities pursuant to the Shelf Registration Statement without delivering, or causing to be delivered, a Prospectus to the purchaser thereof and, following termination of the Effective Period, to notify the Company, within 10 business days of a request by the Company, of the amount of Registrable Securities sold pursuant to the Shelf Registration Statement and, in the absence of a response, the Company may assume that all of the Holder’s Registrable Securities were so sold.

5. Registration Expenses.

The Company agrees to bear and to pay or cause to be paid promptly upon request being made therefore all expenses incident to the Company’s performance of or compliance with this Agreement, including (a) all Commission and any NASD registration and filing fees and expenses, (b) all fees and expenses in connection with the qualification of the Securities for offering and sale under the State securities and Blue Sky laws referred to in Section 3(a)(v) hereof, including reasonable fees and disbursements of counsel for the placement agent or underwriters, if any, in connection with such qualifications, (c) all expenses relating to the preparation, printing, distribution and reproduction of the Shelf Registration Statement, the related Prospectus, each amendment or supplement to each of the foregoing, the certificates representing the Securities and all other documents relating hereto, (d) fees and expenses of the Trustee under the Indenture, any escrow agent or custodian, and of the registrar and transfer agent for the Shares, (e) fees, disbursements and expenses of counsel and independent certified public accountants of the Company (including the expenses of any opinions or “cold comfort” letters required by or incident to such performance and compliance) and (f) reasonable fees, disbursements and expenses of one (1) counsel for the Holders of Registrable Securities retained in connection with the Shelf Registration Statement, and fees, expenses and disbursements of any other Persons, including special experts, retained by the Company in connection with such registration (collectively, the “Registration Expenses”). To the extent that any Registration Expenses are incurred, assumed or paid by any Holder of Registrable Securities or any placement agent therefore or underwriter thereof, the Company shall reimburse such Person for the full amount of the Registration Expenses so incurred, assumed or paid promptly after receipt of a documented request therefore. Notwithstanding the foregoing, the Holders of the Registrable Securities being registered shall pay all placement agent fees and commissions and underwriting discounts and commissions attributable to the sale of such Registrable Securities and the fees and disbursements of any counsel or other advisors or experts retained by such Holders (severally or jointly), other than the counsel and experts specifically referred to above.

6. Indemnification and Contribution.

(a) The Company agrees to indemnify and hold harmless each Holder of Securities covered by any Shelf Registration Statement, the directors, officers, employees, Affiliates and agents of each such Holder and each Person who controls any such Holder within the meaning of either the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement as originally filed or in any amendment thereof, or in any preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any preliminary Prospectus or the Prospectus, in the light of the circumstances under which they were made), and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information relating to the party claiming indemnification furnished to the Company by or on behalf of the party claiming indemnification specifically for inclusion therein. This indemnity agreement shall be in addition to any liability that the Company may otherwise have.

The Company also agrees to indemnify as provided in this Section 6(a) or contribute as provided in Section 6(d) hereof to Losses of each underwriter, if any, of Securities registered under the Shelf Registration Statement, its directors, officers, employees, Affiliates or agents and each Person who controls such underwriter on substantially the same basis as that of the indemnification of the selling Holders provided in this paragraph (a) and shall, if requested by any Holder, enter into an underwriting agreement reflecting such agreement.

(b) Each Holder of securities covered by the Shelf Registration Statement severally and not jointly agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Shelf Registration Statement and each Person who controls the Company within the meaning of either the Securities Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each such Holder, but only with reference to written information relating to such Holder furnished to the Company by or on behalf of such Holder specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any such Holder may otherwise have.

(c) Promptly after receipt by an indemnified party under this Section 6 or notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses; and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel (including local counsel) of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel, other than local counsel if not appointed by the indemnifying party, retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party’s election to appoint counsel (including local counsel) to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

(d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 6 is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each applicable indemnifying party shall have a joint and several obligation to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending such loss, claim, liability, damage or action) (collectively “Losses”) to which such indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by such indemnifying party, on the one hand, and such indemnified party, on the other hand, from the Initial Placement and the Shelf Registration Statement which resulted in such Losses; provided, however, that in no case shall any subsequent Holder of any Securities be responsible, in the aggregate, for any amount in excess of the purchase discount or commission applicable to such Security, nor shall any underwriter be responsible for any amount in excess of the underwriting discount or commission applicable to the securities purchased by such underwriter under the Shelf Registration Statement which resulted in such Losses. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the indemnifying party and the indemnified party shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information provided by the indemnifying party, on the one hand, or by the indemnified party, on the other hand, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 6, each Person who controls a Holder within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee and agent of such Holder shall have the same rights to contribution as such Holder, and each Person who controls the Company within the meaning of either the Securities Act or the Exchange Act, each officer of the Company who shall have signed the Shelf Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

(e) The provisions of this Section 6 shall remain in full force and effect, regardless of any investigation made by or on behalf of any Holder or the Company or any of the indemnified Persons referred to in this Section 6, and shall survive the sale by a Holder of securities covered by the Shelf Registration Statement.

7. Rule 144.

The Company covenants to the Holders of Registrable Securities that the Company shall use its reasonable efforts to timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including the reports under Section 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144 adopted by the Commission under the Securities Act) and the rules and regulations adopted by the Commission thereunder, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar or successor rule or regulation hereafter adopted by the Commission. Upon the request of any Holder of Registrable Securities in connection with that Holder’s sale pursuant to Rule 144, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements.

8. Inconsistent Agreements.

The Company has not entered into, and agrees not to enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders herein or that otherwise conflict with the provisions hereof.

9. Miscellaneous.

(a) Entire Agreement; Amendments. This Agreement and the other writings referred to herein (including the Indenture) or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties and supersedes all prior agreements and understandings between the parties with respect to its subject matter. This Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument duly executed by the Company and the Majority Holders of the Registrable Securities at the time outstanding.

(b) Notices. All notices, requests, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, if delivered personally or by courier, or three days after being deposited in the mail (registered or certified mail, postage prepaid, return receipt requested) as follows:

(i) If to the Company, to it at 1421 California Circle, Milpitas, California 95035, Attention: General Counsel, with a copy to Morrison & Foerster, LLP, 755 Page Mill Road, Palo Alto, California 94304, Attention: Richard Scudellari, Esq.;

(ii) If to an Initial Purchaser, to the address set forth in its respective Exchange Agreement; and

(iii) If to a Holder, to the address of such Holder set forth in the security register, the Selling Securityholder Questionnaire or other records of the Company,

or to such other address as the Company, an Initial Purchaser or any such Holder may have furnished to the other parties in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

(c) Remedies. Nothing shall preclude a Notice Holder or Holder of Registrable Securities from pursuing or obtaining specific performance or other equitable relief with respect to this Agreement.

(d) Successors. This Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective successors and assigns of the parties hereto. In the event that any transferee of any Holder of Registrable Securities shall acquire Registrable Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be deemed a party hereto for all purposes and such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such transferee shall be entitled to receive the benefits of, and be conclusively deemed to have agreed to be bound by and to perform, all of the applicable terms and provisions of this Agreement.

(e) Survival. The respective indemnities, agreements, representations, warranties and each other provision set forth in this Agreement or made pursuant hereto shall remain in full force and effect regardless of any investigation (or statement as to the results thereof) made by or on behalf of any Holder of Registrable Securities, any director, officer or partner of such Holder, any agent or underwriter or any director, officer or partner thereof, or any controlling person of any of the foregoing, and shall survive delivery of and payment for the Registrable Securities pursuant to the Exchange Agreement and the transfer and registration of Registrable Securities by such Holder.

(f) Applicable Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

(g) Headings. The descriptive headings of the several Sections and paragraphs of this Agreement are inserted for convenience only, do not constitute a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

(h) Counterparts. This Agreement may be executed by the parties in counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

(i) Severability. In the event that any one of more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

(j) Securities Held by the Company, etc. Whenever the consent or approval of Holders of a specified percentage of Securities is required hereunder, Securities held by the Company or its Affiliates (other than subsequent Holders of Securities if such subsequent Holders are deemed to be Affiliates solely by reason of their holdings of such Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

Agreed to and accepted as of the date referred to above.

Very truly yours,

CREDENCE SYSTEMS CORPORATION

By:
Name:
Title:

[Signature Page to Registration Rights Agreements]

TENNEBAUM MULTI STRATEGY MASTER FUND

By:
Name:
Title:

QUATTRO FUND LTD

By:
Name:
Title:

QUATTRO MULTI STRATEGY MASTER FUND LP

By:
Name:
Title:

INSTITUTIONAL BENCHMARK SERIES (MASTER FEEDER) LIMITED IN RESPECT OF ELECTRA SERIES C/O QUATTRO FUND

By:
Name:
Title:

PARTNERS GROUP ALTERNATIVE STRATEGIES PCC LIMITED, RED DELTA CELL C/O QUATTRO FUND

By:
Name:
Title:

[Signature Page to Registration Rights Agreements]

OCM CONVERTIBLE TRUST

By:
Name:
Title:

DELTA AIR LINES MASTER TRUST - DOMESTIC CONVERTIBLE

By:
Name:
Title:

DELAWARE PUBLIC EMPLOYEES’ RETIREMENT SYSTEM

By:
Name:
Title:

PARTNER REINSURANCE COMPANY LTD.

By:
Name:
Title:

CHRYSLER CORPORATION MASTER RETIREMENT TRUST

By:
Name:
Title:

[Signature Page to Registration Rights Agreements]

VANGUARD CONVERTIBLE SECURITIES FUND INC.

By:
Name:
Title:

DELTA PILOTS DISABILITY AND SURVIVORSHIP TRUST – CONVERTIBLE

By:
Name:
Title:

MICROSOFT CAPITAL GROUP, L.P. - DOMESTIC CONVERTIBLE

By:
Name:
Title:

QWEST OCCUPATIONAL HEALTH TRUST

By:
Name:
Title:

INTERNATIONAL TRUCK & ENGINE CORPORATION NONCONTRIBUTORY RETIREMENT PLAN TRUST

By:
Name:
Title:

[Signature Page to Registration Rights Agreements]

INTERNATIONAL TRUCK & ENGINE CORPORATION RETIREMENT PLAN FOR SALARIED EMPLOYEES TRUST

By:
Name:
Title:

INTERNATIONAL TRUCK & ENGINE CORPORATION RETIREE HEALTH BENEFIT TRUST

By:
Name:
Title:

UNUMPROVIDENT CORPORATION

By:
Name:
Title:

F.M. KIRBY FOUNDATION, INC.

By:
Name:
Title:

OCM GLOBAL CONVERTIBLE SECURITIES FUND - DOMESTIC CONVERTIBLE

By:
Name:
Title:

[Signature Page to Registration Rights Agreements]

VIRGINIA RETIREMENT SYSTEM

By:
Name:
Title:

QWEST PENSION TRUST

By:
Name:
Title:

QWEST OCCUPATIONAL HEALTH TRUST

By:
Name:
Title:

ACE TEMPEST REINSURANCE LTD. - DOMESTIC CONVERTIBLE

By:
Name:
Title:

NATIONAL RAILROAD RETIREMENT INVESTMENT TRUST

By:
Name:
Title:

[Signature Page to Registration Rights Agreements]

ARCH REINSURANCE

By:
Name:
Title:

OCM GLOBAL CONVERTIBLE SECURITIES FUND - HIGH INCOME

By:
Name:
Title:

DELTA AIR LINES MASTER TRUST - HIGH INCOME

By:
Name:
Title:

THE LONG TERM INVESTMENT TRUST (AT&T)

By:
Name:
Title:

OCM HIGH INCOME CONVERTIBLE LIMITED PARTNERSHIP

By:
Name:
Title:

HIGH INCOME CONVERTIBLE FUND II LIMITED PARTNERSHIP

By:
Name:
Title:

[Signature Page to Registration Rights Agreements]

SAN DIEGO COUNTY RETIREMENT ASSOCIATION - HIGH INCOME CONVERTIBLE

By:
Name:
Title:

VIRGINIA RETIREMENT SYSTEM

By:
Name:
Title:

RICHARD KING MELLON FOUNDATION

By:
Name:
Title:

MICROSOFT CAPITAL GROUP, L.P. (HIGH INCOME)

By:
Name:
Title:

ACE TEMPEST REINSURANCE LTD. - HIGH INCOME

By:
Name:
Title:

[Signature Page to Registration Rights Agreements]

TRIPAR PARTNERSHIP - HIGH INCOME

By:
Name:
Title:

GENERAL MOTORS FOUNDATION INC.

By:
Name:
Title:

GMAM INVESTMENT FUNDS TRUST II

By:
Name:
Title:

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY FOR ITS GROUP ANNUITY SEPARATE ACCOUNT

By:
Name:
Title:

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

By:
Name:
Title:

CANYON CAPITAL ARBITRAGE MASTER FUND LTD

By:
Name:
Title:

[Signature Page to Registration Rights Agreements]

THE CANYON VALUE REALIZATION FUND (CAYMAN) LTD

By:
Name:
Title:

CANYON VALUE REALIZATION MAC 18 LTD

By:
Name:
Title:

CANYON VALUE REALIZATION FUND LP

By:
Name:
Title:

LYXOR / CANYON CAPITAL ARBITRAGE FUND, LTD.

By:
Name:
Title:

FIDELITY CONVERTIBLE SECURITIES FUND

By:
Name:
Title:

[Signature Page to Registration Rights Agreements]

FIDELITY STRATEGIC DIVIDEND AND INCOME FUND

By:
Name:
Title:

ARISTEIA INTERNATIONAL LIMITED

By:
Name:
Title:

ARISTEIA PARTNERS LP

By:
Name:
Title:

[Signature Page to Registration Rights Agreements]

EXHIBIT A

List of Initial Purchasers

Name of Initial Purchaser		Principal Amount of Notes
1.	Tennebaum Multi Strategy Master Fund	$39,778,000
2.	Quattro Fund Ltd	15,390,000
3.	Quattro Multi Strategy Master Fund LP	2,070,000
4.	Institutional Benchmark Series (Master Feeder) Limited in Respect of Electra Series c/o Quattro Fund	1,250,000
5.	Partners Group Alternative Strategies CC Limited, Red Delta Cell c/o Quattro Fund	2,790,000
6.	OCM Convertible Trust	390,000
7.	Delta Air Lines Master Trust - Domestic Convertible	225,000
8.	Delaware Public Employees’ Retirement System	725,000
9.	Partner Reinsurance Company Ltd.	280,000
10.	Chrysler Corporation Master Retirement Trust	1,285,000
11.	Vanguard Convertible Securities Fund Inc.	2,335,000
12.	Delta Pilots Disability and Survivorship Trust - Convertible	155,000
13.	Microsoft Capital Group, L.P. - Domestic Convertible	130,000
14.	Qwest Occupational Health Trust	35,000
15.	International Truck & Engine Corporation NonContributory Retirement Plan Trust	125,000
16.	International Truck & Engine Corporation Retirement Plan for Salaried Employees Trust	70,000
17.	International Truck & Engine Corporation Retiree Health Benefit Trust	75,000
18.	UnumProvident Corporation	185,000
19.	F.M. Kirby Foundation, inc.	225,000
20.	OCM Global Convertible Securities Fund - Domestic Convertible	165,000
21.	Virginia Retirement System	1,020,000
22.	Qwest Pension Trust	540,000
23.	Qwest Occupational Health Trust	505000
24.	ACE Tempest Reinsurance Ltd. - Domestic Convertible	$285,000

A-1

Name of Initial Purchaser		Principal Amount of Notes
25.	National Railroad Retirement Investment Trust	695,000
26.	Arch Reinsurance	602,000
27.	OCM Global Convertible Securities Fund - High Income	113,000
28.	Delta Air Lines Master Trust - High Income	181,000
29.	The Long Term Investment Trust (AT&T)	1,093,000
30.	OCM High Income Convertible Limited Partnership	415,000
31.	High Income Convertible Fund II Limited Partnership	491,000
32.	San Diego County Retirement Association - High Income Convertible	126,000
33.	Virginia Retirement System	1,096,000
34.	Richard King Mellon Foundation	363,000
35.	Microsoft Capital Group, L.P. (High Income)	336,000
36.	ACE Tempest Reinsurance Ltd. - High Income	368,000
37.	Tripar Partnership - High Income	368,000
38.	General Motors Foundation Inc.	97,000
39.	GMAM Investment Funds Trust II	1,148,000
40.	The Northwestern Mutual Life Insurance Company for its Group Annuity Separate Account	200,000
41.	The Northwestern Mutual Life Insurance Company	9,225,000
42.	Canyon Capital Arbitrage Master Fund Ltd	6,300,000
43.	The Canyon Value Realization Fund (Cayman) Ltd	7,380,000
44.	Canyon Value Realization MAC 18 Ltd	540,000
45.	Canyon Value Realization Fund LP	2,880,000
46.	Lyxor / Canyon Capital Arbitrage Fund, Ltd.	900,000
47.	Fidelity Convertible Securities Fund	8,000,000
48.	Fidelity Strategic Dividend and Income Fund	2,000,000
49.	Aristeia International Limited	6,932,000
50.	Aristeia Partners LP	1,068,000

A-2

EXHIBIT B

Selling Securityholder Questionnaire

The undersigned beneficial owner (the “Selling Securityholder”) of the 3.5% Convertible Senior Subordinated Notes due 2010 (the “Notes”) of Credence Systems Corporation (the “Company”) or the shares of the Company’s Common Stock, par value $0.001 per share, issuable upon conversion of the Notes (the “Common Stock” and, together with the Notes, the “Registrable Securities”) hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities beneficially owned by it and listed below in Item 3 (unless otherwise specified under Item 3) pursuant to the Shelf Registration Statement. The undersigned, by signing and returning this Selling Securityholder Questionnaire, understands that it will be bound by the terms and conditions of this Selling Securityholder Questionnaire and the Registration Rights Agreement, dated as of December 20, 2006, among the Company and the Initial Purchasers thereto.

Pursuant to the Registration Rights Agreement, the undersigned has agreed to indemnify and hold harmless the Company’s directors, the Company’s officers and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), from and against certain losses arising in connection with statements concerning the undersigned made in the Shelf Registration Statement or the related prospectus in reliance upon the information provided in this Selling Securityholder Questionnaire. The undersigned hereby acknowledges its obligations under the Registration Rights Agreement to indemnify and hold harmless certain persons set forth therein.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

(1)	(a)	Full Legal Name of Selling Securityholder:

	(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities listed in (3) below are held:

	(c)	Full Legal Name of DTC Participant (if applicable and if not the same as (b) above) through which Registrable Securities listed in (3) below are held:

(2)	Address for Notices to Selling Securityholder:

Telephone (including area code):

Fax (including area code):

Contact Person:

(3)	Beneficial Ownership of Registrable Securities:

(a) Type and Principal Amount/Number of Registrable Securities beneficially owned:

(b) CUSIP No(s). of such Registrable Securities beneficially owned:

(4)	Beneficial Ownership of Other Securities of the Company Owned by the Selling Securityholder:

Except as set forth below in this Item (4), the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item (3).

(a) Type and Amount of Other Securities beneficially owned by the Selling Securityholder:

(b) CUSIP No(s). of such Other Securities beneficially owned:

(5)	Relationship with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

(6)	Is the Selling Securityholder a registered broker-dealer?

Yes ☐

No ☐

If “Yes”, please answer subsection (a) and subsection (b):

(a)    Did the Selling Securityholder acquire the Registrable Securities as compensation for underwriting/broker-dealer activities to the Company?

Yes    ☐

No     ☐

(b)    If you answered “No” to question 6(a), please explain your reason for acquiring the Registrable Securities:

______________________________________________________________________________________________

______________________________________________________________________________________________

(7)	Is the Selling Securityholder an affiliate of a registered broker-dealer?

Yes    ☐

No     ☐

If “Yes”, please identify the registered broker-dealer(s), describe the nature of the affiliation(s) and answer subsection (a) and subsection (b):

(a)    Did the Selling Securityholder purchase the Registrable Securities in the ordinary course of business (if no, please explain)?

Yes    ☐

No     ☐        Explain:

(b)    Did the Selling Securityholder have an agreement or understanding, directly or indirectly, with any person to distribute the Registrable Securities at the same time the Registrable Securities were originally purchased (if yes, please explain)?

Yes    ☐

No     ☐        Explain:

(8)	Is the Selling Securityholder a non-public entity?

Yes ☐ No ☐ If “Yes”, please answer subsection (a): (a) Identify the natural person or persons that have voting or investment control over the Registrable Securities that the non-public entity owns:

(9)	Plan of Distribution:

Except as set forth below, the undersigned Selling Securityholder (including its donees and pledgees) intends to distribute the Registrable Securities listed above in Item (3) pursuant to the Shelf Registration Statement only as follows (if at all): Such Registrable Securities may be sold from time to time directly by the undersigned Selling Securityholder or, alternatively, in accordance with the Registration Rights Agreement, through underwriters, broker-dealers or agents. If the Registrable Securities are sold through underwriters or broker-dealers, the Selling Securityholders will be responsible for underwriting discounts or commissions or agent commissions. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve cross or block transactions) (i) on any national securities exchange or quotation service on which the Registrable Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options. In connection with sales of the Registrable Securities or otherwise, the undersigned Selling Securityholder may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Securities in the course of hedging positions they assume. The undersigned Selling Securityholder may also sell Registrable Securities short and deliver Registrable Securities to close out short positions, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities.

State any exceptions here:

Note: In no event will such method(s) of distribution take the form of an underwritten offering of the Registrable Securities without the prior agreement of the Company.

The undersigned Selling Securityholder acknowledges that it understands its obligations to comply with the provisions of the Securities Exchange Act of 1934, as amended, and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Registrable Securities pursuant to the Shelf Registration Agreement. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

Pursuant to the Registration Rights Agreement, the Company has agreed under certain circumstances to indemnify the Selling Securityholder against certain liabilities.

In the event the undersigned transfers all or any portion of the Registrable Securities listed in Item (3) above after the date on which such information is provided to the Company other than pursuant to the Shelf Registration Statement, the undersigned agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Selling Securityholder Questionnaire and the Registration Rights Agreement.

In accordance with the undersigned’s obligation under the Registration Rights Agreement to provide such information as may be required by law or by the staff of the Commission for inclusion in the Shelf Registration Statement, the undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at anytime while the Shelf Registration Statement remains effective. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing, by hand-delivery, first-class mail, or air courier guaranteeing overnight delivery to the address set forth below.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items (1) through (9) above and the inclusion of such information in the Shelf Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Shelf Registration Statement and the related prospectus.

Once this Selling Securityholder Questionnaire is executed by the undersigned and received by the Company, the terms of this Selling Securityholder Questionnaire, and the representations, warranties and agreements contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of the Company and the undersigned with respect to the Registrable Securities beneficially owned by the undersigned and listed in Item (3) above. This Selling Securityholder Questionnaire shall be governed in all respects by the laws of the State of New York.

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Selling Securityholder Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:

Beneficial Owner

By:
Name:
Title:

PLEASE RETURN THE COMPLETED AND EXECUTED SELLING SECURITYHOLDER

QUESTIONNAIRE TO THE COMPANY AT:

CREDENCE SYSTEMS CORPORATION

1421 California Circle

Milpitas, California 95035

Tel: (408) 653-4300

Fax: (408) 635-4985

Attn: General Counsel